Exhibit 10.01

December 12, 2024

Re: Amendment to Existing Warrants

Dear Holder:

Reference is hereby made to the offering on Form S-1 (File No. 333-282883) on or about the date hereof (the “Offering”) by Palisade Bio, Inc. (the “Company”) of its common stock, par value $0.01 per share (“Common Stock”), and/or other securities of the Company (collectively, the “Securities”).

This letter confirms that, in consideration for the undersigned holder’s (“Holder”) participation in the Offering and purchase of at least $4,000,000 of Securities in the Offering (the “Purchase Commitment”), the Company hereby amends, effective as of the closing of the Offering, the Common Stock purchase warrants set forth on Schedule A hereto (the “Existing Warrants”) by reducing the Exercise Price (as defined therein) of the Existing Warrants to $1.40 per share (the “Warrant Amendment”). The Warrant Amendment shall be effective upon the closing of the Offering and the satisfaction of the other terms and conditions referenced below.

The Warrant Amendment is subject to the consummation of the Offering and the Holder’s satisfaction of the Purchase Commitment. In the event that either (i) the Offering is not consummated, or (ii) the Holder does not satisfy the Purchase Commitment, the Warrant Amendment shall be null and void and the provisions of the Existing Warrants in effect prior to the date hereof shall remain in full force and effect.

Except as expressly set forth herein, the terms and provisions of the Existing Warrants shall remain in full force and effect after the execution of this letter and shall not in any way be changed, modified or superseded except by the terms set forth herein.

From and after the effectiveness of the Warrant Amendment, the Company agrees to promptly deliver to the Holder, upon request, the amended Existing Warrants that reflect the Warrant Amendment in exchange for the surrender for cancellation of the Holder’s Existing Warrants. For any registered Existing Warrants or if the Common Stock underlying the Existing Warrants are registered for resale on a registration statement, the Company shall file a prospectus supplement to the applicable registration statement in connection with the amendments hereunder within two (2) business days of the closing of the Offering.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PALISADE Bio, Inc.

By:
Name:
Title:

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: __________________________________

Name of Authorized Signatory: ____________________________________________________

[SIGNATURE PAGE TO WARRANT AMENDMENT AGREEMENT]

SCHEDULE A

EXISTING WARRANTS